UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 8, 2021

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

On November 9, 2021, Vision Hydrogen Corporation, a Nevada corporation (the “Company”), filed a Current Report on Form 8-K to report the completion of its acquisition of VoltH2 Holdings AG (“VoltH2”), a Swiss corporation. This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on November 9, 2021, solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

The unaudited condensed consolidated financial statements of VoltH2 Holdings AG for the three and nine months ended September 30, 2021 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The audited consolidated financial statements of VoltH2 Holdings AG for the period from June 15, 2020 (date of inception) to December 31, 2020 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company for the three and nine months ended September 30, 2021are filed as Exhibit 99.3 hereto and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31,2020 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Rosenberg Rich Baker Berman, P.A. dated January 21, 2022.
99.1	Unaudited condensed consolidated financial statements of VoltH2 Holdings AG for the three and nine months ended September 30, 2021.
99.2	Audited consolidated financial statements of VoltH2 Holdings AG for the period from June 15, 2020 (date of inception) to December 31, 2020.
99.3	Unaudited pro forma condensed combined financial information of Vision Hydrogen Corporation for the three and nine months ended September 30, 2021.
99.4	Unaudited pro forma condensed combined financial information of Vision Hydrogen Corporation for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: January 21, 2022	By:	/s/ Matthew Hidalgo
Matthew Hidalgo
Chief Financial Officer